UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 1, 2015
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On May 1, 2015, Uni-Pixel, Inc. (the Company) issued 773,320 shares of its common stock, $0.001 par value, to Hudson Bay Master Fund Ltd. (Hudson Bay) pursuant to the terms of that certain Senior Secured Convertible Note issued to Hudson Bay on April 16, 2015. On April 29, 2015, Hudson Bay exercised its right to accelerate the payment of $2,250,000 of principal and $50,625 in interest. The Company relied on Section 4(a)(2) of the Securities Act of 1933 to issue the common stock, inasmuch as Hudson Bay is an accredited investor and there was no form of general solicitation or general advertising in the offer and sale of the securities.

ITEM 7.01. REGULATION FD DISCLOSURE.

On May 1, 2015, the Company issued a press release announcing that it will hold a conference call on Monday, May 11, 2015 at 4:30 p.m. Eastern time to discuss the financial results of the first quarter ended March 31, 2015. Financial results will be issued in a press release prior to the call. The Company's management will host the presentation, followed by a question and answer period.

The call will be webcast live, as well as via a link in the Investors section of the Company's website at www.unipixel.com/investors. Webcast participants will be able to submit a question to management via the webcast player.

Date: Monday, May 11, 2015
Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)
Webcast: http://public.viavid.com/index.php?id=114486

To participate in the conference call via telephone, dial 1-719-325-4758 and provide the conference name or conference ID 6782792. Please call the conference telephone number 10 minutes prior to the start time so the operator can register your name and organization.

If you have any difficulty with the webcast or connecting to the call, please contact Liolios Group at 1-949-574-3860.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through June 11, 2015, via the same link above, or by dialing 1-858-384-5517 and entering replay ID 6782792.

The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description

99.1	Press Release dated May 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2015	By:	/s/ Jeffrey Tomz
		Name:	Jeffrey Tomz
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 1, 2015.